UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Columbia Funds Variable Insurance Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Columbia Funds Variable Insurance Trust

225 Franklin Street, Boston, Massachusetts 02110

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

This is a brief overview of the matter on which you are being asked to vote.

The accompanying Proxy Statement contains more detailed information about the proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.	Why are you sending me this information?

A.	On April 13, 2017, a Special Meeting of Shareholders (the “Meeting”) of the Funds, as defined below, will be held at 225 Franklin Street (Room 3200 on the 32nd floor), Boston, MA 02110, at 10:00 a.m. (Eastern). You are receiving the Proxy Statement and one or more proxy cards (the “Proxy Cards”) or voting instruction cards (the “Voting Instruction Cards”) because you own shares of one or more of the Funds and have the right to vote on this important proposal concerning your investment.

Variable Portfolio - Multi-Manager Diversified Income Fund and Variable Portfolio - Multi-Manager Interest Rate Adaptive Fund, each a series of Columbia Funds Variable Insurance Trust (each a “Fund” and together, the “Funds”), are each owned of record by sub-accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies, qualified pension or retirement plans, and other permissible investors under relevant U.S. federal income tax rules. Persons holding Contracts are referred to herein as “Contract Owners.” If you are a Contract Owner with Contract values allocated to a Fund, you are being asked to provide voting instructions to the Participating Insurance Companies that issued your Contract regarding a proposal involving the Fund. For simplicity, references to Fund shareholders include, as applicable, Contract Owners.

Q.	What is the proposal?

A.	The Board of Trustees (the “Board”) of Columbia Funds Variable Insurance Trust (the “Trust”) has approved the liquidation of each Fund. Shareholders of each Fund are being asked to approve a transaction (a “Transaction”) that will result in the substitution of shares of Columbia Variable Portfolio – Government Money Market Fund (the “Money Market Fund”) for shares of each Fund held by the Participating Insurance Companies on behalf of Contract Owners (the “Proposal”).

Q.	Why is a shareholder vote being solicited?

A.	Absent the receipt of instructions otherwise, the Participating Insurance Companies are expected to reinvest the liquidation proceeds paid to Contract Owners in the Money Market Fund. This reinvestment in the Money Market Fund may constitute a substitution of securities under Section 26(c) of the Investment Company Act of 1940. In order to effect the Transactions without the delay and expense of seeking an order of the Securities and Exchange Commission (the “SEC”), the Participating Insurance Companies are relying on SEC guidance that requires shareholder approval.

Q.	Why are the Funds being liquidated?

A.	The Board has determined that it is in the best interests of each Fund and its shareholders to liquidate and terminate the Fund. The Board approved the Funds’ liquidation based on, among other factors, (i) consideration of a recommendation by the Funds’ adviser, Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”), and their distributor to liquidate each Fund; (ii) each Fund’s relatively small size.

Q.	What will happen to my shares after each Fund is Liquidated?

A.	The relevant Fund will pay out all distributable income and capital gains and then will be liquidated completely on or about April 28, 2017 (the “Liquidation Date”). The Participating Insurance Companies, as shareholders of the Funds on behalf of Contract Owners, have stated an intention to reinvest the liquidation proceeds in the Money Market Fund, absent instructions from the Contract Owners who have allocated Contract value in a Fund to reallocate their Contract value to another fund available under their Contract. If the Transaction is approved, the Participating Insurance Companies will reinvest the liquidation proceeds in the Money Market Fund, absent instructions from the Contract Owners who have allocated Contract value in a Fund to reallocate their Contract value to another fund available under their Contract. Contract Owners will receive additional information regarding the reinvestment of liquidation proceeds from the Participating Insurance Companies. Contract Owners will not incur a taxable event, since their ownership is through a life insurance policy or annuity contract (a tax-deferred vehicle). Neither the Participating Insurance Companies nor Columbia Threadneedle will assess any charges or transaction fees as a result of the Transactions.

Q.	Do I have to reinvest my liquidation proceeds in the Money Market Fund?

A.	No. Contract Owners may reallocate their Contract values from a Fund to another fund available under their Contract at any time prior to the Liquidation Date or within 90 days thereafter. Any such reallocation will not count as a transfer for purposes of any applicable limitations on the number of transfers allowed under contract. If no election is made, the Participating Insurance Companies intend to reinvest liquidation proceeds in the Money Market Fund. Contract Owners will receive additional information regarding the reinvestment of liquidation proceeds from their Participating Insurance Company.

Q.	How can I get more information about the Money Market Fund?

A.	The Money Market Fund is a money market fund that seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. For more information about the Money Market Fund, see Appendix A to the accompanying Proxy Statement, or contact your Participating Insurance Company or Columbia Funds by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800)-345-6611.

Q.	How does the Board recommend that I vote?

A.	The Board unanimously recommends that you vote (or instruct your Participating Insurance Company to vote) FOR the Proposal.

Q.	Will my Fund pay for this proxy solicitation?

A.	No. Columbia Threadneedle will bear proxy solicitation costs.

Q.	How can I vote my proxy or instruct my Participating Insurance Company to cast my vote?

A.	You can instruct your Participating Insurance Company how to vote the shares attributable to your Contract in one of three ways:

•	By telephone (call the toll free number listed on your proxy card)

•	By internet (log on to the internet site listed on your proxy card)

•	By mail (using the enclosed postage prepaid envelope)

•	In person at the Meeting scheduled to occur at 225 Franklin Street, Boston, MA 02110 (32nd Floor, Room 3200) on April 13, 2017 at 10:00 a.m. (Eastern). To attend the Meeting in person, you will need proof of ownership of the shares of the Fund, such as your Proxy Card or Voting Instruction Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Fund. See the enclosed Proxy Statement for more information.

We encourage you to vote as soon as possible. Please refer to the enclosed voting instruction card for information on voting by telephone, internet or mail.

Q.	Why might I receive more than one Voting Instruction Card or Proxy Card?

A.	If you own shares of more than one Fund or of a Fund in more than one Contract, you may receive a separate Voting Instruction Card or Proxy Card for each such Contract, and should vote each card received.

Q.	Whom should I call if I have questions?

A.	If you have questions about the Proposal described in the Proxy Statement or about voting procedures, please call the Fund’s proxy solicitor, Computershare Fund Services, toll free at 866-963-6128.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

Variable Portfolio - Multi-Manager Diversified Income Fund

Variable Portfolio - Multi-Manager Interest Rate Adaptive Fund

(each a “Fund” and together, the “Funds”)

To be held on April 13, 2017

A Joint Special Meeting of Shareholders (the “Meeting”) of the Funds will be held at 225 Franklin Street, Boston, MA 02110 (32nd Floor, Room 3200), at 10:00 a.m. (Eastern) on April 13, 2017. The Board of Trustees (the “Board”) of Columbia Funds Variable Insurance Trust (the “Trust”) has approved the liquidation of each Fund. At the Meeting, shareholders will be asked to approve separate transactions that will result in the substitution of shares of Columbia Variable Portfolio – Government Money Market Fund, a series of Columbia Funds Variable Series Trust II (the “Money Market Fund”), for shares of each Fund held by sub-accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and variable insurance policies (each a “Contract”) (that is, a reinvestment of liquidation proceeds into the Money Market Fund).

Please take some time to read the enclosed Proxy Statement. It discusses the proposal in more detail. If, as of the close of business on January 27, 2017, you were a shareholder of one or more of the Funds or held a variable annuity and/or variable insurance contract with Contract values allocated to one or more of the Funds, you may vote, or instruct your Participating Insurance Company how to vote, at the Meeting or at any adjournment of the Meeting on the proposal applicable to the relevant Fund. You are welcome to attend the Meeting in person. If you cannot attend in person to cast your vote, please vote (or instruct your Participating Insurance Company how to vote) by mail, telephone or Internet. Just follow the instructions on the enclosed Voting Instruction Card(s) or Proxy Card(s). If you have questions, please call the Funds’ proxy solicitor toll free at 866-963-6128. It is important that you vote. The Board unanimously recommends that you vote (or instruct your Participating Insurance Company to vote) FOR the proposal.

By order of the Board of Trustees,

Ryan C. Larrenaga,

Secretary

Columbia Funds Variable Insurance Trust

225 Franklin Street, Boston, Massachusetts 02110

PROXY STATEMENT

Special Meeting of Shareholders to be held on April 13, 2017

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Columbia Funds Variable Insurance Trust (the “Trust”), relating to the joint special meeting of shareholders (the “Meeting”) of Variable Portfolio—Multi-Manager Diversified Income Fund and Variable Portfolio—Multi-Manager Interest Rate Adaptive Fund, each a series of the Trust (each, a “Fund” and together, the “Funds”), that will be held at 225 Franklin Street, Boston, MA 02110 (32nd Floor, Room 3200), at 10:00 a.m. (Eastern) on April 13, 2017. It is expected that this Proxy Statement will be mailed to shareholders on or about February 10, 2017.

A portion of each Fund is owned of record by sub-accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies, qualified pension or retirement plans, and other permissible investors under relevant U.S. federal income tax rules. Persons holding Contracts are referred to herein as “Contract Owners.” For simplicity, references to Fund shareholders include, as applicable, Contract Owners.

The Board has approved the liquidation of each Fund. The purpose of the Meeting is to ask Fund shareholders to approve a transaction (a “Transaction”) with respect to each Fund that will result in the substitution of shares of Columbia Variable Portfolio – Government Money Market Fund, a series of Columbia Funds Variable Series Trust II (the “Money Market Fund”), for shares of the Fund held by Participating Insurance Companies on behalf of Contract Owners (the “Proposal”).

Additional information about each Fund is available in the Fund’s prospectus, statement of additional information and annual and semiannual reports to shareholders. Each Fund’s most recent annual and semiannual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611. All of these documents also are filed with the U.S. Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

The Proposal – Approve a Transaction to Substitute Shares of the Money Market Fund for Shares of the Funds

The shareholders of each Fund are being asked to approve a Transaction that will result in the substitution of shares of the Money Market Fund for shares of that Fund held by Participating Insurance Companies on behalf of Contract Owners. The rationale for each of the Transactions is described below.

The Board has unanimously approved a Plan of Liquidation with respect to the relevant Funds pursuant to which each Fund will be liquidated on or about April 28, 2017 (the “Liquidation Date”), at which time each Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. In preparation for the liquidation, the Fund’s portfolio securities and other assets will be sold and the Fund will pay liabilities incurred or expected to be incurred at or prior to the Liquidation Date. At any time prior to the Liquidation Date, the Board may postpone or abandon the liquidation. Shareholders of the Fund may redeem their investments in one or more of the Funds at any time prior to the Liquidation Date.

As discussed in greater detail below, Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”), the Funds’ investment adviser, recommended that the Board approve the liquidation of each of the Funds based on each Fund’s net assets and performance, among other factors.

With respect to Funds, Columbia Threadneedle advised the Board that (i) each Fund’s net assets, as of November 30, 2016, were approximately $5 million and unlikely to increase; (ii) each Fund’s small size limited its ability to benefit from economies of scale enjoyed by larger funds.

Based on this recommendation, the Board determined that it was in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.

With respect to each Transaction, if approved, Participating Insurance Company, as shareholders of the relevant Fund on behalf of Contract Owners, have stated an intention to reinvest the liquidation proceeds in the Money Market Fund, a series of Columbia Funds Variable Series Trust II. The Money Market Fund is a money market fund that seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. For more information about the Money Market Fund, see Appendix A to this Proxy Statement.

This reinvestment of liquidation proceeds in the Money Market Fund may constitute a substitution of securities under Section 26(c) of the Investment Company Act of 1940, as amended (the “1940 Act”). The substitution will take place at net asset value with no change in the amount of any Contract Owner’s accumulated value or in the dollar value of his or her investment in the relevant sub-account. In order to effect the Transaction without the delay and expense of seeking an order of the SEC, the Participating Insurance Companies are relying on SEC guidance that requires shareholder approval. Shareholder approval of the liquidation is not otherwise required under the 1940 Act or the organizational instruments of the Trusts.

Contract Owners who have allocated Contract values to a Fund may reallocate such Contract values to another fund available under their Contract at any time prior to the Liquidation Date or within 90 days thereafter. Any such reallocation will not count as a transfer for purposes of any applicable limitations on the number of transfers. Contract Owners will receive additional information regarding the reinvestment of liquidation proceeds from their Participating Insurance Companies.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE (OR INSTRUCT YOUR

PARTICIPATING INSURANCE COMPANY TO VOTE) FOR THE PROPOSAL.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Proxy Solicitation

If you properly authorize your proxy through the Internet or telephonically, or by executing and returning the enclosed Proxy Card or Voting Instruction Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you return your signed Proxy Card or Voting Instruction Card without instructions, your votes will be cast FOR the approval of the Proposal. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment and/or postponement of the Meeting with respect to the Proposal in the event that a quorum is not obtained and/or sufficient votes in favor of the Proposal are not received.

Revocation of Proxies and Voting Instructions

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to the Fund’s proxy solicitor at Computershare Fund Services, c/o Operations Department, 280 Oser Avenue, Hauppauge, NY 11788, by submitting a subsequently executed and dated Proxy Card, by authorizing your proxy by telephone or Internet, or by attending the Meeting and casting your vote in person, or as otherwise permitted. Attending the Meeting in person will not automatically revoke your prior proxy.

If you execute, date and submit a Voting Instruction Card, you may revoke or change those voting instructions by (i) submitting written notice of revocation to your Participating Insurance Company, (ii) submitting a subsequently executed and dated Voting Instruction Card or (iii) submitting voting instructions by telephone or Internet at a later date. If you submit your voting instructions by telephone or through the Internet, you may revoke those voting instructions by submitting timely subsequent voting instructions by telephone or Internet, or by completing, signing and returning a Voting Instruction Card dated as of a date that is later than your last telephone or Internet voting instructions.

If you intend to vote in person at the Meeting, please call Computershare Fund Services toll free at 866-963-6128 to obtain important information regarding your attendance at the Meeting, including directions.

Quorum and Methods of Tabulation

A quorum is required to take action on the Proposal. Thirty percent (30%) of the votes entitled to be cast at the Meeting, present at the Meeting in person or by proxy, constitutes a quorum. Abstentions and “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum but will not be considered a vote cast. Abstentions and broker non-votes will have the same effect as a vote against the Proposal. The Fund does not currently expect any broker non-votes because of the composition of the shareholders.

In the event that a quorum of shareholders of the Fund is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of the Proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

Shareholders of record of the Fund at the close of business on January 27, 2017 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of each class of shares of the Fund held on the Record Date is listed in Appendix B. Shareholders of the Fund are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) determined at the close of business on the Record Date and each fractional dollar amount is entitled to a proportionate fractional vote.

If your shares are held in an IRA, you have the right to vote those shares.

If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Required Vote

Approval of the Proposal requires the affirmative vote of a majority of the shares voted at the Meeting.

Voting Information

Separate accounts of Participating Insurance Companies established to fund benefits under variable annuity contracts and/or variable life insurance policies are shareholders of the Fund. The Participating Insurance Companies generally vote the shares of the Fund that are attributable to such separate accounts in accordance with timely instructions received from Contract Owners that have Contract values allocated to such separate accounts invested in shares of the Fund. A Participating Insurance Company may determine what it deems to be timely instructions and, accordingly, may establish cut-off times for submitting voting instructions that are earlier than the date and time of the Meeting. The number of shares of the Fund for which a Contract Owner may give voting instructions is based on the number of shares, including fractions of shares, held in the separate account attributable to the Contract Owner’s Contract on the Record Date.

If a voting instruction is not received from a Contract Owner, the Participating Insurance Companies will vote the shares attributable to that Contract Owner in the same proportions (for, against or abstaining as to the Proposal) as all shares for which voting instructions have been received from other Contract Owners. If a Voting Instruction Card is received from a Contract Owner without indicating a voting instruction, the Participating Insurance Companies will vote those shares FOR the approval of the Transaction.

As a result of these proportional voting procedures, a relatively small number of Contract Owners can determine the outcome of the votes cast by a Participating Insurance Company.

OTHER INFORMATION

Columbia Threadneedle, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment manager and administrator of the Fund as well as for funds that invest in the Fund. Columbia Management Investment Distributors, Inc., also located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the principal underwriter of the Fund. Columbia Threadneedle and Columbia Management Investment Distributors, Inc. are subsidiaries of Ameriprise Financial, Inc. and are affiliated with RiverSource Life Insurance Company, the Participating Insurance Companies.

Other Matters to Come Before the Meeting

Columbia Management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Principal Shareholders

Appendix B to this Proxy Statement lists the persons that, to the knowledge of the Fund, owned beneficially 5% or more of the outstanding shares of any class of the Fund as of January 27, 2017. A shareholder who owns beneficially, directly or indirectly, more than 25% of the Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of the Fund. Funds-of-funds managed by Columbia Management may be presumed under securities laws to control the Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote. The Trustees and officers of the Trust, in the aggregate, owned less than 1% of each class of the Fund’s outstanding shares as of January 27, 2017.

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid separately by Columbia Threadneedle. In addition to the use of the mails, proxies may be solicited personally or via facsimile, telephone or the Internet by trustees, officers and employees of the Columbia Funds Variable Insurance Trust, Columbia Threadneedle and Columbia Management Investment Distributors, Inc. The Fund has engaged Computershare Fund Services to assist in soliciting at an estimated cost of approximately $11,374. The agreement with Computershare provides for indemnification of Computershare in certain circumstances and requires Computershare to keep certain information confidential.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Proxy Card or Voting Instruction Card, as applicable, for each Contract. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Proxy Statement by writing to the Fund at the following address: 225 Franklin Street, Boston, Massachusetts 02110, Attention: Secretary.

Shareholder Reports

The Fund’s most recent semiannual and annual reports previously have been mailed to shareholders. The Fund will furnish, without charge, a copy of its most recent annual report to its shareholders on request. Additional copies of any of these documents are available by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611. All of these documents also are filed with the SEC and are available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Board of Trustees,

Ryan C. Larrenaga, Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting in person, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed Proxy Card or Voting Instruction Card, by calling the toll-free number listed on the enclosed Proxy Card or Voting Instruction Card, or by mailing the enclosed Proxy Card or Voting Instruction Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the Fund, such as your Proxy Card or Voting Instruction Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Fund.

APPENDIX A

Information on Columbia Variable Portfolio — Money Market Fund

The following is a brief description of Columbia Variable Portfolio – Money Market Fund (for purposes of the balance of this Appendix A, referred to as “the Fund”), including its investment objective, fees and expenses, principal investment strategies and principal risks. The fees and expenses, principal investment strategies and principal risks of the Fund, which are taken from the Fund’s prospectus dated May 1, 2016, may change from time to time. More recent fee and expense information may be found in the Fund’s semi-annual report to shareholders for the period ended June 30, 2016. For a copy of the Fund’s prospectus and Statement of Additional Information, which contains additional information about the Fund, or the Fund’s most recent shareholder report, contact your Participating Insurance Company or Columbia Funds by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611. These documents also are filed with the SEC and are available on the SEC’s website at www.sec.gov. This Appendix A does not constitute an offer to buy or sell shares of the Fund.

All references below to “Contract” refer to variable annuity contracts and/or variable life insurance policies issued by participating insurance companies. All references below to “Qualified Plan” refer to qualified pension or retirement plans. All references below to “the Investment Manager” refer to Columbia Management Investment Advisers, LLC, which is the investment adviser to the Fund.

Investment Objective

Columbia Variable Portfolio – Government Money Market Fund (the Fund) seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management fees(a)	0.39%	0.39%	0.39%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.13%
Other expenses(a)	0.10%	0.10%	0.10%
Total annual Fund operating expenses	0.49%	0.74%	0.62%
Less: Fee waivers and/or expense reimbursements(b)	(0.04%)	(0.04%)	(0.04%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.45%	0.70%	0.58%

(a)	Management fees reflect the combination of advisory and administrative services fees under one agreement providing for a single management fee. As a result, other expenses do not include administrative services fees. Advisory fees and administrative services fees paid pursuant to separate prior agreements amounted to 0.33% and 0.06% of average daily net assets of the Fund, respectively.
(b)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2017, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.45% for Class 1, 0.70% for Class 2 and 0.575% for Class 3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The example does not reflect any fees and expenses that apply to your Contract or Qualified Plan. Inclusion of these charges would increase expenses for all periods shown.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$46	$153	$270	$612
Class 2 (whether or not shares are redeemed)	$72	$233	$408	$915
Class 3 (whether or not shares are redeemed)	$59	$195	$342	$770

Principal Investment Strategies

The Fund invests at least 99.5% of its total assets in government securities, cash and/or repurchase agreements collateralized solely by government securities or cash. For purposes of this policy, “government securities” are any securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing.

The Fund typically invests in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. The Fund may invest in variable and floating rate instruments, and may transact in securities on a when-issued, delayed delivery or forward commitment basis. The Fund invests in a portfolio of securities maturing in 397 days or less (as maturity is calculated by U.S. Securities and Exchange Commission (SEC) rules governing the operation of money market funds) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the 1940 Act), and other rules of the SEC. Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in government securities and/or repurchase securities that are collateralized by government securities. The Fund will only purchase government securities, cash, repurchase agreements collateralized solely by government securities or cash and up to 0.5% of the Fund’s total assets may be invested in other securities that present minimal credit risk as determined by Columbia Management Investment Advisers, LLC, the Fund’s investment manager (the Investment Manager).

The Board of Trustees of the Fund has determined that the Fund will not be subject to liquidity fees and redemption gates at this time.

In pursuit of the Fund’s objective, the Investment Manager observes the macro environment to set a framework for portfolio construction, including looking for positive and negative trends in the economy and market. In evaluating whether to purchase a security, the Investment Manager:

•	Considers opportunities and risks given current interest rates and anticipated interest rates.

•	Purchases securities based on the timing of cash flows in and out of the Fund.

•	Considers the impact of the purchase on the Fund’s average maturity and duration.

•	Considers a security’s yield, relative value and credit characteristics.

In evaluating whether to sell a security, the Investment Manager considers, among other factors, whether in its view:

•	The issuer’s fundamentals are deteriorating.

•	Political, economic, or other events could affect the issuer’s performance.

•	There are more attractive opportunities.

•	The issuer or the security continues to meet the other standards described above.

The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.

Principal Risks

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor or any person will provide financial support to the Fund at any time.

The principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that will achieve the Fund’s investment objective. Due to its active management, the Fund could underperform other funds with similar investment objectives and/or strategies.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Credit Risk. Credit risk is the risk that the value of a security or instrument in the Fund’s portfolio may or will decline in price if the issuer fails to pay interest or repay principal when due. The value of fixed-income securities may decline if the issuer of the security defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the issuer to make timely interest or principal payments, including changes in the financial condition of the issuer or general economic conditions. Fixed-income securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain fixed-income securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Rating agencies assign credit ratings to certain fixed-income securities to indicate their credit risk. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities. If the Fund purchases unrated fixed-income securities, or if the ratings of securities held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates (which are at historic lows) rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of the Fund’s shares. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. The Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. Under certain circumstances, the yield decline could cause the Fund’s net yield to be negative (such as when Fund expenses exceed income levels). Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. The value of Fund investments may fall or fail to rise because of a variety of actual or perceived factors affecting an issuer (e.g., an unfavorable earnings report), the industry or sector in which it operates, or the market as a whole, which may reduce the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or long periods. The market values of the investments the Fund holds can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these investments, among other factors.

Money Market Fund Risk. Although government money market funds (such as the Fund) may seek to preserve the value of shareholders’ investment at $1.00 per share, the net asset values of such money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment.

At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

APPENDIX B

Shares Outstanding

As of the Record Date, the Fund had outstanding the following number of shares of the classes indicated below.

Fund	Class 1		Class 2		Total
Variable Portfolio—Multi-Manager Diversified Income Fund	[	•]	[	•]	[	•]
Variable Portfolio—Multi-Manager Interest Rate Adaptive Fund	[	•]	[	•]

Number of Votes to Which Each Class Is Entitled

As of the Record Date, each class of the Fund is entitled to the following number of votes:

Fund	Class 1		Class 2		Total
Variable Portfolio—Multi-Manager Diversified Income Fund	[	•]	[	•]	[	•]
Variable Portfolio—Multi-Manager Interest Rate Adaptive Fund	[	•]	[	•]	[	•]

Principal Holders and Control Persons

As of the Record Date, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of the Fund’s outstanding shares) and each investor who owned 25% or more of the Fund’s shares (all share classes taken together) is listed below. Investors who own more than 25% of the Fund’s shares may be presumed under securities laws to control the Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote. Funds managed by Columbia Management hold approximately 98% of the outstanding shares of the Fund.

Fund	Shareholder Name and Address	Share Class	% of Share Class	% of Fund (if greater than 25%)
Variable Portfolio—Multi-Manager Diversified Income Fund	[•]	[•]	[•]	[•]
Variable Portfolio—Multi-Manager Interest Rate Adaptive Fund	[•]	[•]	[•]	[•]

(a)	Fund-of-funds managed by Columbia Threadneedle, which is located at 225 Franklin Street, Boston, MA 02110.

B-1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 225 Franklin Street 32nd Floor, Room 3200 Boston, Massachusetts 02110 on April 13, 2017 at 10:00 a.m.(Eastern)

Please detach at perforation before mailing.

COLUMBIA FUNDS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 13, 2017	PROXY

The undersigned shareholder of the Fund or Funds named below hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement for the special meeting of shareholders (for each Fund and the Trust as a whole, including any postponements or adjournments thereof, the “Meeting”) to be held at 225 Franklin Street, (32nd Floor, Room 3200), on April 13, 2017, at 10:00. a.m. Eastern time, and, revoking any previous proxies, hereby appoints Michael G. Clarke, Joseph L. D’Alessandro, Michael E. DeFao, Ryan C. Larrenaga, Christopher O. Petersen and Julian Quero (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned as if personally present at the Meeting.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

COL_28515_011817

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on April 13, 2017.

This Proxy Statement and the Notice of Special Meeting are available at:

https://www.proxy-direct.com/col-28515

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

FUNDS	FUNDS
Variable Portfolio - Multi-Manager Diversified Income Fund	Variable Portfolio - Multi-Manager Interest Rate Adaptive Fund

Please detach at perforation before mailing.

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposals – The Board of Trustees Recommends a Vote FOR the Proposal.

1.	Approve a Transaction to Substitute Shares of Columbia Variable Portfolio – Government Money Market Fund for Shares of the Funds.

		FOR	AGAINST	ABSTAIN
01	Variable Portfolio – Multi-Manager Diversified Income Fund	☐	☐	☐
02	Variable Portfolio – Multi-Manager Interest Rate Adaptive Fund	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

3519999900109999999999

XXXXXXXXXXX	COL 28515	M XXXXXXXXX

EVERY VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 225 Franklin Street 32nd Floor, Room 3200 Boston, Massachusetts 02110 on April 13, 2017 at 10:00 a.m.(Eastern)

Please detach at perforation before mailing.

COLUMBIA FUNDS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 13, 2017	VOTING INSTRUCTION CARD

INSURANCE COMPANY DROP-IN

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the below-named fund(s) (the “Fund”).

The undersigned contract owner instructs the Company to vote, at the Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”), all shares of the Fund(s) attributable to his or her contract or interest in the relevant separate account as directed below. The undersigned acknowledges receipt of the Fund’s Notice of Special Meeting of Shareholders and Proxy Statement.

If you sign below but do not mark instructions, the Company will vote all shares of the Fund(s) attributable to your account value FOR the proposals. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

COL_28515_011817_VI

EVERY VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on April 13, 2017.

This Proxy Statement and the Notice of Special Meeting are available at:

https://www.proxy-direct.com/col-28515

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

FUNDS	FUNDS
Variable Portfolio - Multi-Manager Diversified Income Fund	Variable Portfolio - Multi-Manager Interest Rate Adaptive Fund

Please detach at perforation before mailing.

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposals – The Board of Trustees Recommends a Vote FOR the Proposal.

1.	Approve a Transaction to Substitute Shares of the Columbia Variable Portfolio – Government Money Market Fund for Shares of the Funds.

		FOR	AGAINST	ABSTAIN
01	Variable Portfolio – Multi-Manager Diversified Income Fund	☐	☐	☐
02	Variable Portfolio – Multi-Manager Interest Rate Adaptive Fund	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

3519999900109999999999

XXXXXXXXXXX	COL 28515	M XXXXXXXXX